UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22670

Legg Mason Investment Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: September 30, 2014

ITEM 1.	SCHEDULE OF INVESTMENTS.

LEGG MASON INVESTMENT TRUST

LEGG MASON OPPORTUNITY TRUST

FORM N-Q

SEPTEMBER 30, 2014

LEGG MASON OPPORTUNITY TRUST

Schedule of investments (unaudited)	September 30, 2014

SECURITY	SHARES	VALUE
COMMON STOCKS - 98.5%
CONSUMER DISCRETIONARY - 25.5%
Automobiles - 4.8%
Fiat SpA	5,000,000	$48,248,528	*
Ford Motor Co.	1,300,000	19,227,000
General Motors Co.	900,000	28,746,000

Total Automobiles		96,221,528

Hotels, Restaurants & Leisure - 1.6%
Boyd Gaming Corp.	3,200,000	32,512,000	*

Household Durables - 6.7%
KB Home	1,700,000	25,398,000
Lennar Corp., Class A Shares	920,000	35,723,600	(a)
PulteGroup Inc.	2,700,000	47,682,000
Taylor Morrison Home Corp., Class A Shares	1,544,360	25,049,519	*

Total Household Durables		133,853,119

Internet & Catalog Retail - 8.1%
Amazon.com Inc.	105,000	33,856,200	*(b)
Coupons.com Inc.	1,775,000	21,229,000	*
Groupon Inc.	4,700,000	31,396,000	*
Netflix Inc.	125,000	56,397,500	*
zulily Inc., Class A Shares	491,800	18,634,302	*

Total Internet & Catalog Retail		161,513,002

Specialty Retail - 4.3%
Best Buy Co. Inc.	1,000,000	33,590,000
GameStop Corp., Class A Shares	1,300,000	53,560,000

Total Specialty Retail		87,150,000

TOTAL CONSUMER DISCRETIONARY		511,249,649

CONSUMER STAPLES - 1.1%
Food & Staples Retailing - 1.1%
SUPERVALU Inc.	2,500,000	22,350,000	*

ENERGY - 1.8%
Oil, Gas & Consumable Fuels - 1.8%
Chesapeake Energy Corp.	1,575,000	36,209,250	(a)

FINANCIALS - 28.2%
Banks - 5.2%
Bank of America Corp.	3,400,000	57,970,000	(a)
Citigroup Inc.	900,000	46,638,000	(a)

Total Banks		104,608,000

Capital Markets - 4.9%
E*TRADE Financial Corp.	1,571,900	35,509,221	*
Ellington Financial LLC	1,423,947	31,640,102	(c)
NorthStar Asset Management Group Inc.	1,700,000	31,314,000	*

Total Capital Markets		98,463,323

Consumer Finance - 0.9%
Springleaf Holdings Inc.	530,000	16,922,900	*

Insurance - 7.2%
Assured Guaranty Ltd.	1,750,000	38,780,000
Genworth Financial Inc., Class A Shares	4,600,000	60,260,000	*(a)
Hartford Financial Services Group Inc.	1,200,000	44,700,000	(a)

Total Insurance		143,740,000

Real Estate Investment Trusts (REITs) - 3.4%
Newcastle Investment Corp.	3,066,664	38,885,295
NorthStar Realty Finance Corp.	1,700,000	30,039,000

Total Real Estate Investment Trusts (REITs)		68,924,295

See Notes to Schedule of Investments.

LEGG MASON OPPORTUNITY TRUST

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	SHARES	VALUE
Thrifts & Mortgage Finance - 6.6%
MGIC Investment Corp.	7,300,000	$57,013,000	*
Nationstar Mortgage Holdings Inc.	1,025,000	35,096,000	*
PennyMac Financial Services Inc., Class A Shares	1,300,000	19,045,000	*(c)
Radian Group Inc.	1,412,700	20,145,102

Total Thrifts & Mortgage Finance		131,299,102

TOTAL FINANCIALS		563,957,620

HEALTH CARE - 7.1%
Biotechnology - 5.3%
Gilead Sciences Inc.	575,000	61,208,750	*
Intrexon Corp.	2,400,000	44,592,000	*

Total Biotechnology		105,800,750

Health Care Providers & Services - 1.8%
CIGNA Corp.	400,000	36,276,000	(a)

TOTAL HEALTH CARE		142,076,750

INDUSTRIALS - 10.5%
Airlines - 10.5%
American Airlines Group Inc.	1,900,000	67,412,000
Delta Air Lines Inc.	2,100,000	75,915,000	(a)
United Continental Holdings Inc.	1,450,000	67,845,500	*(a)

TOTAL INDUSTRIALS		211,172,500

INFORMATION TECHNOLOGY - 19.4%
Communications Equipment - 3.8%
Cisco Systems Inc.	475,000	11,955,750
QUALCOMM Inc.	850,000	63,554,500

Total Communications Equipment		75,510,250

Electronic Equipment, Instruments & Components - 1.2%
Universal Display Corp.	710,000	23,174,400	*

Internet Software & Services - 4.7%
Alibaba Group Holding Ltd., Sponsored ADR	23,600	2,096,860	*
eBay Inc.	900,000	50,967,000	*
Pandora Media Inc.	1,700,000	41,072,000	*
WorldOne Inc.	61,284	246,974	(d)(e)(f)
WorldOne Inc., Contract	2,553	0	(d)(e)(f)(g)

Total Internet Software & Services		94,382,834

Semiconductors & Semiconductor Equipment - 1.9%
NXP Semiconductors NV	561,600	38,430,288	*

Software - 2.6%
Microsoft Corp.	625,000	28,975,000	(a)
Monitise PLC	48,800,000	23,931,419	*

Total Software		52,906,419

Technology Hardware, Storage & Peripherals - 5.2%
Apple Inc.	455,000	45,841,250	(a)
International Business Machines Corp.	45,000	8,542,350
Seagate Technology PLC	850,000	48,679,500	(a)

Total Technology Hardware, Storage & Peripherals		103,063,100

TOTAL INFORMATION TECHNOLOGY		387,467,291

See Notes to Schedule of Investments.

LEGG MASON OPPORTUNITY TRUST

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY			SHARES	VALUE
INVESTMENT FUNDS - 2.5%
Pangaea One, LP			58,743,052	$50,996,665	(c)(d)(e)(f)

MATERIALS - 1.0%
Chemicals - 1.0%
OCI Partners LP			915,740	19,670,095

TELECOMMUNICATION SERVICES - 1.4%
Diversified Telecommunication Services - 1.4%
Level 3 Communications Inc.			600,000	27,438,000	*(a)

TOTAL COMMON STOCKS (Cost - $1,286,079,190)				1,972,587,820

CONVERTIBLE PREFERRED STOCKS - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Media - 0.0%
Mode Media Corp., Series M1			1,590,393	429,406	(d)(e)(f)
Mode Media Corp., Series M1 (Escrow)			113,600	0	(d)(e)(f)(g)
Mode Media Corp., Series M2 (Escrow)			113,599	0	(d)(e)(f)(g)

TOTAL CONVERTIBLE PREFERRED STOCKS (Cost - $17,576,421)				429,406

	RATE	MATURITY DATE	FACE AMOUNT
CORPORATE BONDS & NOTES - 0.1%
CONSUMER DISCRETIONARY - 0.1%
Media - 0.1%
Mode Media Corp.	9.000%	12/3/15	$3,486,219	2,541,454	(d)(e)(f)
Mode Media Corp. (Escrow) (Tranche 1)	—	—	63,677	0	(d)(e)(f)(g)
Mode Media Corp. (Escrow) (Tranche 2)	—	—	63,676	0	(d)(e)(f)(g)

TOTAL CORPORATE BONDS & NOTES (Cost - $7,423,579)				2,541,454

		EXPIRATION DATE	CONTRACTS
PURCHASED OPTIONS - 4.3%
Apple Inc., Call @ $71.43 (Cost - $13,840,102)		1/17/15	29,000	85,550,000

			RIGHTS
RIGHTS - 0.0%
Fiat SpA (Cost - $0)		10/6/14	5,000,000	6	*(d)(e)(f)

			WARRANTS
WARRANTS - 2.1%
JPMorgan Chase & Co. (Cost - $22,736,635)		10/28/18	2,090,900	42,047,999	*

TOTAL INVESTMENTS - 105.0% (Cost - $1,347,655,927#)				2,103,156,685
Liabilities in Excess of Other Assets - (5.0)%				(100,951,657)

TOTAL NET ASSETS - 100.0%				$2,002,205,028

*	Non-income producing security.

(a)	All or a portion of this security is pledged as collateral pursuant to the loan agreement.

(b)	All or a portion of this security is pledged to cover future purchase commitments.

(c)	In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer. At September 30, 2014, the total market value of Affiliated Companies was $101,681,767, and the cost was $110,501,710 (See Note 4).

(d)	Restricted security.

(e)	Illiquid security.

(f)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(g)	Value is less than $1.

#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Legg Mason Opportunity Trust (the “Fund”) is a separate diversified investment series of Legg Mason Investment Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to Schedule of Investments (unaudited) (continued)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Common stocks:
Information technology	$387,220,317	—	$246,974	$387,467,291
Investment funds	—	—	50,996,665	50,996,665
Other common stocks	1,534,123,864	—	—	1,534,123,864
Convertible preferred stocks	—	—	429,406	429,406
Corporate bonds & notes	—	—	2,541,454	2,541,454
Purchased options	85,550,000	—	—	85,550,000
Rights	—	$6	—	6
Warrants	42,047,999	—	—	42,047,999

Total investments	$2,048,942,180	$6	$54,214,499	$2,103,156,685

†	See Schedule of Investments for additional detailed categorizations.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	COMMON STOCKS		CONVERTIBLE PREFERRED STOCKS	CORPORATE BONDS & NOTES
INVESTMENTS IN SECURITIES	INFORMATION TECHNOLOGY	INVESTMENT FUNDS	CONSUMER DISCRETIONARY	CONSUMER DISCRETIONARY	TOTAL
Balance as of December 31, 2013	$1,000,768	$50,717,643	$804,103	$3,433,926	$55,956,440
Accrued premiums/discounts	—	—	—	—	—
Realized gain (loss)	—	—	—	—	—
Change in unrealized appreciation (depreciation)(1)	(753,794)	(848,611)	(374,697)	(892,472)	(2,869,574)
Purchases	—	1,127,633	—	—	1,127,633
Sales	—	—	—	—	—
Transfers into Level 3	—	—	—	—	—
Transfers out of Level 3	—	—	—	—	—

Balance as of September 30, 2014	$246,974	$50,996,665	$429,406	$2,541,454	$54,214,499

Net change in unrealized appreciation (depreciation) for investments in securities still held at September 30, 2014(1)	$(753,794)	$(848,611)	$(374,697)	$(892,472)	$(2,869,574)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

(1)	Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

The following table summarizes the valuation techniques used and unobservable inputs approved by the Valuation Committee to determine the fair value of certain, material Level 3 investments. The table does not include Level 3 investments with values derived utilizing prices from prior transactions or third party pricing information without adjustment (e.g., broker quotes, pricing services, net asset values).

Notes to Schedule of Investments (unaudited) (continued)

	Fair Value at 9/30/14 (000’s)	Valuation Technique(s)	Unobservable Input(s)	Range/ Weighted Average	Impact to Valuation from an Increase in Input*
Limited Partnership Interests (classified as Common Stock)	$50,997	NAV of Limited Partnership Interest	Liquidity discount	10%	Decrease

*	This column represents the directional change in the fair value of the Level 3 investments that would result in an increase from the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these unobservable inputs in isolation could result in significantly higher or lower fair value measurements.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(d) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(e) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(f) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

Notes to Schedule of Investments (unaudited) (continued)

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Securities pledged as collateral, if any, to cover the obligations of the Fund under derivative contracts, are noted in the Schedule of Investments.

As of September 30, 2014, the Fund did not have any open derivative transactions with credit related contingent features in a net liability position.

(g) Restricted securities. Certain of the Fund’s investments are restricted as to resale and are valued as determined under policies approved by the Board of Trustees in absence of readily ascertainable market values.

Security	Number of Units/Shares/ Interest/Par	Acquisition Date(s)		Cost	Fair Value at 9/30/14	Value per Unit/Share	Percent of Net Assets	Distributions Received	Open Commitments
Mode Media Corp., Series M1 Preferred	1,590,393	12/11		$15,379,368	$429,406	$0.27	0.02%	—	—
Mode Media Corp., Series M1 Preferred (Escrow)	113,600	12/11		1,098,527	0	0.00	0.00%	—	—
Mode Media Corp., Series M2 Preferred (Escrow)	113,599	12/11		1,098,527	0	0.00	0.00%	—	—
Mode Media Corp., Note 9%	3,486,219	12/11		6,495,632	2,541,454	72.90	0.13%	—	—
Mode Media Corp., Note 9% (Escrow) (Tranche 1)	63,677	12/11		463,974	0	0.00	0.00%	—	—
Mode Media Corp., Note 9% (Escrow) (Tranche 2)	63,676	12/11		463,973	0	0.00	0.00%	—	—
Pangaea One, LP	58,743,052	—	A	58,743,052	50,996,665	0.87	2.55%	—	$1,113,724	B
WorldOne Inc.	61,284	8/12		26,711,423	246,974	4.03	0.01%	—	—
WorldOne Inc., Contract	2,553	8/12		0	0	0.00	0.00%	—	—

				$110,454,476	$54,214,499		2.71%	—	$1,113,724

A	Acquisition dates were 8/07, 9/07, 1/08, 3/08, 5/08, 8/08, 10/08, 12/08, 2/09, 5/09, 8/09, 11/09, 3/10, 7/10, 1/11, 2/11, 4/11, 8/11, 10/11, 1/12, 4/12, 5/12, 6/12, 8/12, 12/12, 5/13, 6/13, 9/13, 11/13, 12/13, 3/14 and 8/14.

B	In the normal course of operations, the Fund makes commitments to invest in businesses. At September 30 2014, the Fund had open commitments of $1,113,724.

(h) Illiquid securities. Illiquid securities are those that cannot be sold or disposed of within seven days for approximately the price at which the Fund values the security. Illiquid investments include: repurchase agreements with terms of greater than seven days, restricted securities other than those the advisor has determined are liquid pursuant to guidelines established by the Board of Trustees and securities involved in swap, cap, floor and collar transactions, and over-the-counter (“OTC”) options and their underlying collateral. Due to the absence of an active trading market, the fund may have difficulty valuing or disposing of illiquid securities promptly. Judgment plays a greater role in valuing illiquid securities than those for which a more active market exists.

(i) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At September 30, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$874,048,539
Gross unrealized depreciation	(118,547,781)

Net unrealized appreciation	$755,500,758

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

Notes to Schedule of Investments (unaudited) (continued)

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at September 30, 2014.

Primary Underlying Risk	Purchased Options, at value
Equity Risk	$85,550,000

During the period ended September 30, 2014, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$59,982,500

4. Transactions with affiliated companies

An “Affiliated Company”, as defined in the 1940 Act, includes a company in which the Fund owns 5% or more of the company’s outstanding voting securities at any time during the period. The following transactions were effected in shares of such companies for the period ended September 30, 2014:

	Affiliate Mkt Value at 12/31/13	Purchased		Sold		Amortization Div/Interest Income	Affiliate Mkt Value at 9/30/14		Realized Gain / Loss
		Cost	Shares/Par	Cost	Shares/Par
Ellington Financial LLC	$32,847,628	—	—	$500,000	25,000	$3,327,818	$31,640,102		$94,836
PennyMac Financial Services Inc., Class A Shares	—	$8,234,083	500,000	—	—	—	19,045,000	*	—
Pangaea One, LP	50,717,643	1,127,633	1,127,633	—	—	—	50,996,665		—

	$83,565,271	$9,361,716		$500,000		$3,327,818	$101,681,767		$94,836

*	This security was not an Affiliated Company as of the period ended December 31, 2013.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Investment Trust

By:	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	November 25, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	November 25, 2014

By:	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	November 25, 2014